SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 5, 2004

CORVIS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-30989	52-2041343
(Commission File Number)	(I.R.S. Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland

(Address Of Principal Executive Offices, including Zip Code)

(443) 259-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	A list of exhibits furnished herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition

On August 5, 2004, Corvis Corporation issued a press release announcing its results of operations for the quarter ended June 30, 2004. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVIS CORPORATION

Dated: August 10, 2004		/s/ Lynn D. Anderson
	By:	Lynn D. Anderson
	Its:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on August 5, 2004 announcing operating results for Corvis Corporation for the quarter ended June 30, 2004